EXHIBIT 99.16
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                                                     GSAA 05 11
===============================================================================

-----------------------------------   ---------------------------------
Stats                                 RemTerm                   Percent
-----------------------------------   ---------------------------------
Count: 822                            351.000                      0.26
Schedule Balance: $164,719,484.52     353.000                      0.13
AverageSched Bal: $200,388.67         354.000                      0.50
GrossWAC: 6.144                       355.000                      2.20
NetWAC: 5.814                         356.000                     26.86
OTERM: 360                            357.000                     23.38
RTERM: 357                            358.000                     11.95
ATERM: 357                            359.000                     32.57
AGE: 3                                360.000                      2.15
First CAP: 4.85                       ---------------------------------
Periodic CAP: 1.71                    Total:                     100.00
MAXRATE: 11.34                        ---------------------------------
MINRATE: 2.41
MTR: 53.50                            ---------------------------------
MARGIN: 2.40                          Am WAM                    Percent
OLTV: 79.99                           ---------------------------------
COLTV: 86.48                          0.000 - 59.999              88.86
FICO: 708.242                         120.000 - 179.999            0.04
-----------------------------------   300.000 - 359.999           10.93
                                      360.000 >=                   0.17
-----------------------------------   ---------------------------------
Current Rate                Percent   Total:                     100.00
-----------------------------------   ---------------------------------
4.501 - 5.000                  0.22
5.001 - 5.500                 15.49   ---------------------------------
5.501 - 6.000                 36.40   Age                       Percent
6.001 - 6.500                 23.57   ---------------------------------
6.501 - 7.000                 17.29   0                            2.15
7.001 - 7.500                  6.20   1                           32.57
7.501 - 8.000                  0.82   2                           11.84
-----------------------------------   3                           23.48
Total:                       100.00   4                           26.86
-----------------------------------   5                            2.20
                                      6                            0.50
-----------------------------------   7                            0.13
Scheduled Balance           Percent   9                            0.26
-----------------------------------   ---------------------------------
0.01 - 50,000.00               0.07   Total:                     100.00
50,000.01 - 100,000.00         4.45   ---------------------------------
100,000.01 - 150,000.00       14.69
150,000.01 - 200,000.00       19.11   ---------------------------------
200,000.01 - 250,000.00       18.79   States                    Percent
250,000.01 - 275,000.00        7.58   ---------------------------------
275,000.01 - 350,000.00       25.15   CA                          29.49
350,000.01 - 400,000.00        5.90   FL                          15.97
400,000.01 - 450,000.00        1.29   GA                          12.23
450,000.01 - 500,000.00        0.87   WA                           5.39
500,000.01 - 550,000.00        0.63   OR                           4.85
550,000.01 - 600,000.00        0.71   VA                           4.31
600,000.01 - 750,000.00        0.76   IL                           3.46
-----------------------------------   MD                           3.94
Total:                       100.00   MN                           2.84
-----------------------------------   NC                           2.27
                                      Other                       15.24
-----------------------------------   ---------------------------------
Original Term               Percent   Total:                     100.00
-----------------------------------   ---------------------------------
360                          100.00
-----------------------------------   ---------------------------------
Total:                       100.00   Original LTV              Percent
-----------------------------------   ---------------------------------
                                      0.001 - 50.000               1.23
                                      50.001 - 60.000              1.91
                                      60.001 - 70.000              4.91
                                      70.001 - 75.000              5.01
                                      75.001 - 80.000             67.41
                                      80.001 - 85.000              1.96
                                      85.001 - 90.000             12.06
                                      90.001 - 95.000              5.30
                                      95.001 - 100.000             0.20
                                      ---------------------------------
                                      Total:                     100.00
                                      ---------------------------------

-----------------------------------   ---------------------------------
Combined LTV                Percent   Documentation Type        Percent
-----------------------------------   ---------------------------------
0.001 - 50.000                 1.09   FULL/ALT DOC                23.50
50.001 - 60.000                1.60   NO DOC                      39.38
60.001 - 70.000                3.39   STATE INCOME/STATED ASSET   37.13
70.001 - 75.000                3.49   ---------------------------------
75.001 - 80.000               30.13   Total:                     100.00
80.001 - 85.000                2.18   ---------------------------------
85.001 - 90.000               26.45
90.001 - 95.000               16.90   ---------------------------------
95.001 - 100.000              14.77   Interest Only             Percent
------------------------------------  ---------------------------------
Total:                       100.00   N                           11.14
------------------------------------  Y                           88.86
                                      ---------------------------------
-----------------------------------   Total:                     100.00
FICO                        Percent   ---------------------------------
-----------------------------------
620.000 - 639.999              0.75   ---------------------------------
640.000 - 659.999              9.18   Interest Only Term        Percent
660.000 - 679.999             18.52   ---------------------------------
680.000 - 699.999             19.81   0.000                       11.14
700.000 - 719.999             15.16   36.000                       2.48
720.000 - 739.999             12.40   60.000                      10.64
740.000 - 759.999             11.22   84.000                       2.77
760.000 - 779.999              7.21   120.000                     72.97
780.000 - 799.999              4.14   ---------------------------------
800.000 - 819.999              1.42   Total:                     100.00
820.000 - 839.999              0.20   ---------------------------------
-----------------------------------
Total:                       100.00   ---------------------------------
-----------------------------------   Silent                    Percent
                                      ---------------------------------
-----------------------------------   N                           58.79
PMI                         Percent   Y                           41.21
-----------------------------------   ---------------------------------
GEMICO                         2.33   Total:                     100.00
LPMI-PMI                       2.05   ---------------------------------
MORTGAGE GUARANTY              0.15
INSURANCE CO                          ---------------------------------
OLTV <= 80 - NO MI            80.47   Prepay Flag               Percent
PMI MORTGAGE INSURANCE CO      5.98   ---------------------------------
RADIAN                         0.69   N                           90.51
REPUBLIC MORTGAGE INSUANCE CO  4.67   Y                            9.49
UGIC                           3.66   ---------------------------------
-----------------------------------   Total:                     100.00
Total:                       100.00   ---------------------------------
-----------------------------------
                                      ---------------------------------
-----------------------------------   Prepay Term               Percent
Occupancy Code              Percent   ---------------------------------
-----------------------------------   0.000                       90.51
NON OWNER                     39.79   12.000                       0.78
OWNER OCCUPIED                56.85   30.000                       0.17
SECOND HOME                    3.37   36.000                       8.23
-----------------------------------   42.000                       0.30
Total:                       100.00   ---------------------------------
-----------------------------------   Total:                     100.00
                                      ---------------------------------
-----------------------------------
Property Type               Percent   ---------------------------------
-----------------------------------   DTI                       Percent
2-4 FAMILY                    12.08   ---------------------------------
CONDO                         12.57   <= 0.000                    13.64
PUD                           18.78   0.001 - 10.000               0.25
SINGLE FAMILY                 56.57   10.001 - 20.000              3.43
-----------------------------------   20.001 - 30.000             12.55
Total:                       100.00   30.001 - 40.000             43.79
-----------------------------------   40.001 - 50.000             25.93
                                      50.001 - 60.000              0.35
-----------------------------------   60.001 - 70.000              0.07
Purpose                     Percent   ---------------------------------
-----------------------------------   Total:                     100.00
CASHOUT REFI                  24.90   ---------------------------------
PURCHASE                      63.84
RATE/TERM REFI                11.25   ---------------------------------
-----------------------------------   Conforming                Percent
Total:                       100.00   ---------------------------------
-----------------------------------   CONFORMING                 100.00
                                      ---------------------------------
                                      Total:                     100.00
                                      ---------------------------------
-----------------------------------
Arm Index                   Percent
-----------------------------------
1 YEAR CMT                     0.08
1 YEAR LIBOR                  69.90
6 MONTH LIBOR                 30.02
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Margins                     Percent
-----------------------------------
2.001 - 2.500                 73.67
2.501 - 3.000                 24.83
3.001 - 3.500                  0.80
3.501 - 4.000                  0.70
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
First Adjustment Cap        Percent
-----------------------------------
2.000                          3.54
3.000                          3.25
5.000                         91.19
6.000                          2.02
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Periodic Cap                Percent
-----------------------------------
1.000                         29.17
2.000                         70.45
2.250                          0.38
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Max Rate                    Percent
-----------------------------------
9.501 - 10.000                 0.22
10.001 - 10.500                8.99
10.501 - 11.000               30.21
11.001 - 11.500               26.44
11.501 - 12.000               21.74
12.001 - 12.500                9.28
12.501 - 13.000                2.09
13.001 - 13.500                0.56
13.501 - 14.000                0.48
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Floor Rate                  Percent
-----------------------------------
2.001 - 2.500                 73.29
2.501 - 3.000                 24.83
3.001 - 3.500                  0.80
3.501 - 4.000                  0.70
5.001 - 5.500                  0.38
-----------------------------------
Total:                       100.00
-----------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
-------------------------------------------------------------------------------
                        Sep 6, 2005 17:13                           Page 1 of 2

Goldman Sachs                                                     GSAA 05 11
===============================================================================

-----------------------------------
Months To Roll              Percent
-----------------------------------
11.                            1.45
12.                            1.08
22.                            0.30
23.                            1.43
24.                            0.20
33.                            0.89
34.                            1.66
35.                           10.68
36.                            0.43
51.                            0.26
53.                            0.13
54.                            0.50
55.                            2.20
56.                           26.59
57.                           22.54
58.                            9.66
59.                           14.59
60.                            0.43
82.                            0.47
83.                            4.52
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Number of Units             Percent
-----------------------------------
1                             87.52
2                              5.09
3                              2.86
4                              4.53
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Product Type                Percent
-----------------------------------
1 YEAR ARM                     2.53
2 YEAR ARM                     1.93
3 YEAR ARM                    13.66
5 YEAR ARM                    76.90
7 YEAR ARM                     4.99
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Self Employment Flag        Percent
-----------------------------------
N                             87.42
Y                             12.58
-----------------------------------
Total:                       100.00
-----------------------------------

-----------------------------------
Originator                  Percent
-----------------------------------
GOLDMAN MORTGAGE CO.           3.88
GREENPOINT                    26.21
NATCITY                       16.71
SUNTRUST                      53.13
WELLS FARGO                    0.08
-----------------------------------
Total:                       100.00
-----------------------------------

-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
-------------------------------------------------------------------------------
                        Sep 6, 2005 17:13                           Page 2 of 2